                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 18, 2002


                            Union Pacific Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       Utah                           1-6075                     13-2626465
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  (STATE OR OTHER                   (COMMISSION               (I.R.S. EMPLOYER
  JURISDICTION OF                   FILE NUMBER)             IDENTIFICATION NO.)
   INCORPORATION)


     1416 Dodge Street, Omaha, Nebraska                              68179
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  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (402) 271-5777


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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Item 5. Other Events.

         Attached as an Exhibit is the Press Release issued by Union Pacific Corporation on July 18, 2002 announcing Union Pacific Corporation's financial results for the second quarter of 2002, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits.

                  99 Press Release dated July 18, 2002 announcing Union Pacific Corporation's financial results for the second quarter of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2002


                                       UNION PACIFIC CORPORATION


                                       By: /s/ James R. Young
                                          --------------------------------------
                                          James R. Young
                                          Executive Vice President - Finance



                                        2
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                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER            DESCRIPTION
         -------           -----------
         99                Press Release dated July 18, 2002 announcing Union
                           Pacific Corporation's financial results for the
                           second quarter of 2002.